                                                                    Exhibit 99.1

                         PROFORMA FINANCIAL INFORMATION

DEL GLOBAL TECHNOLOGIES CORP. AND SUBSIDIARIES
PROFORMA CONSOLIDATED BALANCE SHEET  -
UNAUDITED

(DOLLARS IN THOUSANDS)

                                                                                                                 PRO FORMA
                                                                              HISTORICAL       PRO FORMA       CONSOLIDATED
                                                                              OCTOBER 29,     ADJUSTMENT         OCTOBER 29,
                                                                                 2005             (a)               2005
                                                                              ----------                        ----------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents...................................................$      232        $  (232)          $     --
  Trade receivables (net of allowance for doubtful accounts of $1,030)........    12,969                            12,969
  Inventories.................................................................    15,616                            15,616
  Assets attributable to discontinued operation, at net realizable value......        --                                --
  Prepaid expenses and other current assets...................................       921                               921
                                                                              ----------        -------         ----------
  Total current assets........................................................    29,738           (232)            29,506
                                                                              ----------        -------         ----------
NON-CURRENT ASSETS:
  Fixed assets, net...........................................................     6,378                             6,378
  Deferred income tax assets..................................................       782                               782
  Goodwill....................................................................     1,911          4,636              6,547
  Other intangible assets, net................................................        22                                22
  Other assets................................................................       460                               460
                                                                              ----------        -------         ----------
  Total non-current assets....................................................     9,553          4,636             14,189
                                                                              ----------        -------         ----------
TOTAL ASSETS..................................................................$   39,291        $ 4,404           $ 43,695
                                                                              ==========        =======         ==========

See notes to unadited proforma consolidated financial statements

DEL GLOBAL TECHNOLOGIES CORP. AND SUBSIDIARIES
PROFORMA CONSOLIDATED BALANCE SHEET - UNAUDITED
OCTOBER 29, 2005
DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                          HISTORICAL                      PROFORMA
                                                                                           PROFORMA
                                                                          OCTOBER 29,      ADJUSTMENT     OCTOBER 29,
                                                                              2005             (a)            2005
                                                                       ----------                       -----------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Short-term credit facilities.........................................$     3,825          $ 2,718     $     6,543
  Current portion of long-term debt....................................      1,022                            1,022
  Accounts payable - trade.............................................      7,702                            7,702
  Accrued liabilities..................................................      4,907                            4,907
  Litigation settlement reserves.......................................        405                              405
  Income taxes payable.................................................        603                              603
                                                                        ----------           -------     -----------
  Total current liabilities............................................     18,464            2,718          21,182
                                                                        ----------           -------     -----------
NON-CURRENT LIABILITIES:
  Long-term debt........................................................     5,684                            5,684
  Subordinated note.....................................................     2,223                            2,223
  Other long-term liabilities...........................................     2,876                            2,876
                                                                        ----------                       -----------
  Total non-current liabilities.........................................    10,783                           10,783
                                                                        ----------           -------     -----------
  Total liabilities.....................................................    29,247             2,718         31,965
                                                                        ----------           -------     -----------
COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST IN SUBSIDIARY.........................................     1,264            (1,264)            --
                                                                        ----------           -------     -----------
SHAREHOLDERS' EQUITY:
  Common stock -- $.10 par value; authorized - 20,000,000 shares;
   issued - 11,252,958 shares at July 30, 2005  issued -  Proforma
   - 12,157,630 ........................................................     1,125                90          1,215
  Additional paid-in capital............................................    64,508             2,860         67,368
  Accumulated other comprehensive income................................     1,425                            1,425
  Accumulated deficit...................................................   (52,732)                         (52,732)
  Less common stock in treasury - 622,770 shares and 643,533 shares
   at July 30, 2005.....................................................    (5,546)                          (5,546)
                                                                        ----------           -------     -----------
  Total shareholders' equity............................................     8,780             2,950         11,730
                                                                        ----------           -------     -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY..............................$   39,291          $  4,404     $   43,695
                                                                        ==========          ========     ===========

See notes to unaudited  proforma consolidated financial statements

PRO FORMA FINANCIAL INFORMATION
DEL GLOBAL TECHNOLOGIES CORP AND SUBSIDIARIES
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS - UNAUDITED
YEAR ENDED JULY 30,2005
 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                  PRO FORMA
                                                                                 HISTORICAL      ADJUSTMENTS          PROFORMA
                                                                                   JULY 30,        JULY 30,            JULY 30,
                                                                                     2005            2005                2005
                                                                                 ----------       --------            ----------
NET SALES........................................................................$   84,872       $                   $   84,872
COST OF SALES....................................................................    62,591                               62,591
                                                                                 ----------                           ----------
GROSS MARGIN.....................................................................    22,281                               22,281
                                                                                 ----------                           ----------
  Selling, general and administrative............................................    16,452                               16,452
  Research and development.......................................................     1,636                                1,636
  Litigation settlement costs....................................................       300                                  300
                                                                                 ----------                           ----------
    Total operating expenses.....................................................    18,388                               18,388
                                                                                 ----------                           ----------
OPERATING INCOME (LOSS)..........................................................     3,893                                3,893
  Interest expense...............................................................    (1,350)         (83)        (a)      (1,433)
  Other income...................................................................        97                                   97
                                                                                 ----------     ------------          ----------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
  AND MINORITY INTEREST..........................................................     2,640          (83)                  2,557
INCOME TAX PROVISION.............................................................     2,054          (31)        (b)       2,023
                                                                                 ----------     ------------          ----------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST................       586          (52)                    534
MINORITY INTEREST................................................................       393         (393)        (c)          --
                                                                                 ----------     ------------          ----------
INCOME (LOSS) FROM CONTINUING OPERATIONS.........................................       193          341                     534
DISCONTINUED OPERATION...........................................................       199                                  199
                                                                                 ----------                           ----------
NET INCOME (LOSS)................................................................$      392        $ 341              $      733
                                                                                 ==========      ==========           ==========
NET INCOME (LOSS) PER BASIC SHARE
  Continuing operations..........................................................$     0.02                           $     0.04
  Discontinued operation.........................................................      0.02                                 0.02
                                                                                 ----------                           ----------
  Net income (loss) per basic share..............................................$     0.04                           $     0.06
                                                                                 ==========                           ==========
NET INCOME (LOSS) PER DILUTED SHARE
  Continuing operations..........................................................$     0.01                           $     0.04
  Discontinued operation.........................................................      0.02                                 0.02
                                                                                 ----------                           ----------
  Net income (loss) per diluted share............................................$     0.03                           $     0.06
                                                                                 ==========                           ==========
  Weighted average shares outstanding - Basic....................................    10,490           905        (d)      11,395
                                                                                 ----------                           ----------
  Weighted average shares outstanding - Diluted..................................    11,465           905        (d)      12,370
                                                                                 ----------                           ----------

See notes to unaudited consolidated proforma financial statements

PRO FORMA FINANCIAL INFORMATION
DEL GLOBAL TECHNOLOGIES CORP. AND SUBSIDIARIES
THREE MONTHS ENDED OCTOBER 29, 2005
CONSOLIDATED STATEMENT OF OPERATIONS - UNAUDITED
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                PRO FORMA
                                                                              HISTORICAL       ADJUSTMENTS          PROFORMA
                                                                           OCTOBER 29, 2005  OCTOBER 29, 2005       OCTOBER 29, 2005

NET SALES...................................................................$  16,239        $                      $   16,239
COST OF SALES...............................................................   12,504                                   12,504
                                                                            ---------                               ----------
GROSS MARGIN................................................................    3,735                                    3,735
                                                                            ---------                               ----------
  Selling, general and administrative.......................................    2,999                                    2,999
  Research and development..................................................      353                                      353
  Litigation settlement costs...............................................      500                                      500
                                                                            ---------                               ----------
    Total operating expenses................................................    3,852                                    3,852
                                                                            ---------                               ----------
OPERATING INCOME (LOSS).....................................................     (117)                                    (117)
  Interest expense..........................................................     (210)             (21)         (a)      (231)
  Other income..............................................................       13                                       13
                                                                            ---------                               ----------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
  AND MINORITY INTEREST.....................................................     (314)             (21)                   (335)
INCOME TAX PROVISION........................................................      172               (8)         (b)        164
                                                                            ---------                               ----------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST...........     (486)             (13)                   (499)
MINORITY INTEREST...........................................................        3               (3)         (c)         --
                                                                            ---------                               ----------
NET INCOME (LOSS)...........................................................     (483)             (16)                   (499)

NET INCOME (LOSS) PER BASIC SHARE                                           $   (0.05)                              $    (0.04)
                                                                            =========                               ==========

NET INCOME (LOSS) PER DILUTED SHARE                                         $   (0.05)                              $    (0.04)
                                                                            =========                               ==========

  Weighted average shares outstanding - Basic and Diluted...................   10,630              905          (d)     11,535
                                                                            ---------                               ----------

See notes to unaudited consolidated proforma financial statements

                 DEL GLOBAL TECHNOLOGIES CORP. AND SUBSIDIARIES
          NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                    (Dollars in thousands, except share data)

         The  Pro  Forma  Consolidated  Balance  Sheet  reflects  the  financial position of the Company after giving effect to the  acquisition of the remaining
20% of Company's Villa Sistemi  Medicali  subsidiary,  discussed in Item 2 as if the  acquisition  took place on October  29,  2005.  The Pro Forma  Consolidated
Statements of  Operations  for the fiscal year ended July 30, 2005 and the three months ended October 29, 2005 assume that the acquisition  occurred on August 1,
2004 and are based on the  operations of the Company for the periods then ended.
Such proforma  financial  statements  reflect the issuance of 904,672  shares of restricted  common stock,  the  participation in 100% of Villa's  earnings,  the elimination of the Villa Minority Interest liability,  an increase in borrowings used to fund the $2.9 million cash portion of the purchase  price and the effect on earnings per share of the additional shares outstanding.

         The unaudited pro forma  consolidated  financial  statements  have been
prepared  by  the  Company  based  on  adjustments   necessary  to  reflect  the
acquisition. The unaudited pro forma consolidated financial statements presented herein  are  shown  for  illustrative  purposes  only  and are  not  necessarily indicative of the future  financial  position or future results of operations of the Company or the results of operations  that would have actually  occurred had the transaction been effective as of the periods presented.

     PROFORMA CONSOLIDATED BALANCE SHEET:

     a)  To record the $5.9  million  purchase  price,  the  issuance of 904,782 shares of restricted  Company  Common  Stock,  the  elimination  of the minority  interest  liability,  the  recognition  of  $4.6  million  of
         Goodwill, the increase in short term borrowings of $2.7 million to fund the cash portion of the purchase price, and a reduction in cash of $0.2 million, as if the transaction had occurred as of October 29, 2005.

     PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS:

     Year ended July 30, 2005 and Three months ended October 29, 2005:
     a)  To  record  the  increase  in  borrowing  costs   associated  with  the
         additional  short term  borrowings  that funded the cash portion of the purchase price.
     b)  To  record  tax  effect  of  the  above  transactions  at an  estimated effective rate of 37%.
     c)  Adjustment to remove the minority interest share in Villa's results and reflect 100% participation by the Company.
     d)  To reflect shares issued in connection with the acquisition.